UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2022

YETI Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38713	45-5297111
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7601 Southwest Parkway

Austin, Texas 78735

(Address of principal executive offices, including zip code)

(Registrant's telephone number, including area code): (512) 394-9384

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	YETI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Interim Chief Financial Officer

On September 23, 2022, YETI Holdings, Inc. (the “Company” or “YETI”) announced that Paul Carbone had tendered his resignation as the Company’s Chief Financial Officer, such resignation to be effective as of October 28, 2022.

On September 29, 2022, the Board of Directors (the “Board”) appointed Michael McMullen, age 49, to serve as interim Chief Financial Officer and interim principal accounting officer from October 28, 2022 until such time as the Board appoints Mr. Carbone’s permanent successor. Mr. McMullen joined YETI as Head of Financial Planning & Analysis in February 2016 and has served as Vice President of Finance since March 2017. Prior to joining YETI, Mr. McMullen served twelve years with Dell Inc. in various financial roles and five years with PricewaterhouseCoopers. Mr. McMullen holds a B.B.A. in Accounting from Texas A&M University and an M.B.A. from Northwestern University Kellogg School of Management.

In connection with the appointment, the Compensation Committee (the “Committee”) determined that, in addition to Mr. McMullen’s base salary, he is entitled to receive (i) a monthly stipend of $8,333.33 from October 28, 2022 until such time as the Board appoints Mr. Carbone’s permanent successor and (ii) a grant of restricted stock units valued at $300,000, with the number of units to be determined based on the closing price of the Company’s common stock on October 28, 2022. Such units shall vest two months after the Board appoints Mr. Carbone’s permanent successor. In addition, the Committee designated Mr. McMullen as a participant under YETI’s Senior Leadership Severance Benefits Plan.

There is no arrangement or understanding with any person pursuant to which Mr. McMullen is being elected as interim Chief Financial Officer. There are no family relationships between Mr. McMullen and any director or executive officer of the Company, and he is not a party to any transaction requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YETI Holdings, Inc.

Date: October 4, 2022	By:	/s/ Bryan C. Barksdale
Bryan C. Barksdale
Senior Vice President,
General Counsel and Secretary